                                                                  EXECUTION COPY

                                                                    Exhibit 10.2













                      -------------------------------------



                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of December 21, 2001

                                      among

                             Veeco Instruments Inc.,

               Merrill Lynch, Pierce, Fenner & Smith Incorporated,

                          Salomon Smith Barney Inc. and

                           Thomas Weisel Partners LLC

                      -------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is made and entered into this 21st day of December, 2001, among Veeco Instruments Inc., a Delaware corporation (the "COMPANY"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (each, an "INITIAL PURCHASER," and collectively, the "INITIAL PURCHASERS").

         This Agreement is made pursuant to that certain Purchase Agreement, dated December 18, 2001, among the Company and the Initial Purchasers (the "PURCHASE AGREEMENT"), which provides for the sale by the Company to the Initial Purchasers of up to an aggregate of $220,000,000 principal amount of the Company's 4 1/8% Convertible Subordinated Notes due 2008 (the "Notes"), including $20,000,000 aggregate principal amount of Notes as to which the Initial Purchasers have an over-allotment option as set forth in Section 2(b) of the Purchase Agreement. In order to induce the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "1933 ACT" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "1934 ACT" shall mean the Securities Exchange Act of l934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "ADDITIONAL INTEREST" shall have the meaning set forth in Section 2.4 hereof.

         "CLOSING DATE" shall mean the Closing Time as defined in the Purchase Agreement.

         "COMMON STOCK" shall mean common stock, $0.01 par value per share, of the Company.

         "COMPANY" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors.

         "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that any such depositary must have an address in The Borough of Manhattan, The City of New York.

         "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2.1(a) hereof.

         "EFFECTIVENESS TARGET DATE" shall mean the one hundred eightieth (180th) day after the Closing Date.

         "EVENT DATE" shall have the meaning set forth in Section 2.4 hereof.

         "FILING DATE" shall mean the ninetieth (90th) day after the Closing
Date.

         "HOLDER" shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

         "HOLDER EXPENSES" shall have the meaning set forth in Section 2.2, together with underwriting discounts and commissions and any transfer taxes relating to the sale or distribution of Registrable Securities by a Holder.

         "INDENTURE" shall mean the Indenture relating to the Securities, dated as of December 21, 2001, between the Company and State Street Bank and Trust Company, N.A., as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "INITIAL PURCHASER" or "INITIAL PURCHASERS" shall have the meaning set forth in the preamble to this Agreement.

         "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding; provided, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NOTES" shall have the meaning set forth in the preamble to this Agreement.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in any Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.

         "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

         "REGISTRABLE SECURITIES" shall mean the Notes and the shares of Common Stock into which the Notes are convertible, upon original issuance of the Notes, and at all times subsequent thereto; provided, however, that any Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall have been sold to the public pursuant to Rule l44 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or (iii) such Securities shall have ceased to be outstanding.

         "REGISTRATION DEFAULT" shall have the meaning set forth in Section 2.4 hereof.

         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any Registrable Securities under state or other securities or blue sky laws and any filing with and review by the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges or on any quotation system, (v) all rating agency fees, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (viii) the fees and expenses of a "qualified independent underwriter" as defined by Conduct Rule 2720 of the NASD (if required by the NASD rules) and the fees and disbursements of its counsel, (ix) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including their respective counsel, (x) the reasonable fees and disbursements of one law firm representing the Holders of Registrable Securities and (xi) the reasonable fees and expenses of the Initial Purchasers in connection with the Shelf Registration, including the reasonable fees and expenses of one counsel to the Initial Purchasers, and (xii) any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and any transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         "REGISTRATION STATEMENT" shall mean the registration statement of the Company filed with the SEC pursuant to the provisions of Section 2 of this Agreement that covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein. If the Company elects in its sole discretion to file one or more additional registration statements to comply with its obligations under this Agreement, then the term "Registration Statement" shall include such additional registration statement(s).

         "REQUISITE INFORMATION" shall have the meaning set forth in Section 2.1(c) hereof.

         "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

         "SECURITIES" shall mean the Notes and the shares of Common Stock into which the Notes are convertible, upon original issuance thereof and at all times subsequent thereto.

         "SHELF REGISTRATION" shall have the meaning set forth in Section 2.1(a) hereof.

         "TIA" shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "TRUSTEE" shall mean the trustee with respect to the Securities under the Indenture.

         "UNDERWRITERS" shall have the meaning set forth in Section 4(a) hereof.

         For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in any Registration Statement or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; and (iii) all references in this Agreement to amendments or supplements to any Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be.

         "UNDERWRITTEN OFFERING" shall have the meaning set forth in Section 3(m)(ii) hereof.

2.       REGISTRATION UNDER THE 1933 ACT.

         2.1.     SHELF REGISTRATION.

         (a) As promptly as practicable, but no later than the Filing Date, the Company shall file with the SEC, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the 1933 Act covering all of the Registrable Securities (the "SHELF REGISTRATION"). The Shelf Registration shall be on Form S-3 under the 1933 Act or another appropriate form permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, the

Underwritten Offering). The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable, but no later than the Effectiveness Target Date, and to keep such Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming a part thereof to be useable by the Holders until the earliest of (i) the date that is two years after the last date of original issuance of any of the Notes and (ii) all of the Registrable Securities covered by the Registration Statement have been sold pursuant to the Registration Statement (the "EFFECTIVENESS PERIOD"); provided, however, that the Effectiveness Period in respect of the Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein.

         (b) Notwithstanding any other provisions hereof, the Company shall use its best efforts to ensure that (i) the Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto complies in all material respects with the 1933 Act, (ii) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of the Registration Statement and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) SELLING SECURITYHOLDER INFORMATION. Each Holder wishing to sell Registrable Securities pursuant to the Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire that confirms such Holder's agreement to be bound by the terms of this Agreement and includes such information regarding it and the distribution of its Registrable Securities as is required by law to be disclosed by the Holder in the Registration Statement (the "Requisite Information"), together with such other information as the Company may reasonably request (the Requisite Information, together with such other information, the "Holder Information"), to the Company at least five business days prior to the effectiveness of the Registration Statement. The Company shall not be required to include in the Registration Statement and related Prospectus the Registrable Securities of any Holder that does not provide the Company with the Holder Information in accordance with this Section 2(c). After the effectiveness of the Registration Statement, the Company shall file with the SEC, within five business days after the receipt of the Holder Information from any Holder after the date five days prior to the effectiveness of the Registration Statement, a Prospectus supplement pursuant to Rule 424 or otherwise amend or supplement such Registration Statement to include in the Prospectus the Requisite Information as to such Holder (and the Registrable Securities held by such Holder), shall take all reasonable action and perform all reasonable acts to ensure that the SEC declares any amendment effective as soon as possible after the filing thereof and the Company shall provide such Holder not later than seven business days after receipt of such Requisite Information with a copy of such Prospectus as so amended or supplemented containing the Requisite Information in order to permit such Holder to comply with the prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder's Registrable Securities, provided, that no amended or supplemented Prospectus may be used by the Holder until any amendment to the Registration Statement is declared effective if required by the Securities Act. Each Holder shall promptly notify the Company of any material changes to the Requisite Information contained in the Notice and Questionnaire provided to the Company by such Holder. If the Company shall fail to file the appropriate supplement or amendment within five business days of receipt of such notice, the Company shall pay the Holder additional interest in the manner set forth in Section 2.4. If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require, in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar successor Federal statute then in force, the deletion of the reference to such Holder in such Registration Statement at any time subsequent to the time that such reference ceases to be required.

         (d) The Company further agrees, if necessary, to supplement or amend the Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities included in the Registration Statement copies of any such supplement or amendment promptly after its being filed with the SEC.

         2.2. EXPENSES. The Company shall pay all Registration Expenses in connection with the Shelf Registration, but specifically excluding the Registration Expenses identified in clauses (viii), (x), (xi) and (xii) and in the parenthetical included in clause (ii) and expenses relating to underwriting agreements and securities sales agreements (together, "Holder Expenses"). Each Holder shall pay all Holder Expenses applicable to it individually and such Holder's ratable portion of Holder Expenses applicable to all Holders participating in the Underwritten Offering.

         2.3.     EFFECTIVENESS.

         (a) The Company shall be deemed not to have used its best efforts to cause the Registration Statement to become, or to remain, effective during the requisite period set forth herein if the Company voluntarily takes any action that would, or omits to take any action which omission would result in any such Registration Statement not being declared effective or remaining effective, or in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.

         (b) The Registration Statement shall not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to the Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

         2.4. INTEREST. In the event that (a) the Registration Statement has not been filed with the SEC on or prior to the Filing Date, (b) the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date, (c) the Registration Statement has been declared effective by the SEC and such Registration Statement ceases to be effective or usable at any time during the Effectiveness Period for any reason without being succeeded within five business days by a post-effective amendment to such Registration Statement or a report filed with the SEC pursuant to the 1934 Act that cures such failure or
(d) the Company suspends the use of any Prospectus related to the Registration Statement for a period exceeding forty-five (45) days in any consecutive three-month period or exceeding an aggregate of one hundred twenty (120) days in any consecutive twelve-month period (each such event referred to in clauses (a) through (d) above, a "REGISTRATION DEFAULT"), then the interest rate borne by the Notes shall be increased ("ADDITIONAL INTEREST") by one quarter of one percent (0.25%) per annum upon the occurrence of each Registration Default, which rate will increase by an additional one quarter of one percent (0.25%) from and after the ninety-first (91st) day following the occurrence of such Registration Default, provided that the Additional Interest rate will in no event exceed one half of one percent (0.50%) per annum, in each case for so long as such Registration Default continues. Concurrent Registration Defaults shall be deemed to be a single registration default. Additional Interest will accrue from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured. Upon the cure of such Registration Default, the accrual of Additional Interest will cease and the interest rate will revert to the original rate so long as no other Registration Default shall have occurred and shall be continuing at such time; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, Additional Interest shall again be payable pursuant to the foregoing provisions. A Registration Default under clause (a) above shall be cured on the date that the Shelf Registration is filed with the SEC; a Registration Default under clause (b) above shall be cured on the date that the Shelf Registration is declared effective by the SEC; a Registration Default under clause (c) above shall be cured on the date the Shelf Registration is declared effective or useable; and a Registration Default under clause (d) above shall be cured on the date the Prospectus is declared useable by the Company.

                  The Company is permitted to suspend the use of any Prospectus related to the Registration Statement for any period and at any time, provided, that it is required to pay Additional Interest if the suspension results in a Registration Default. As part of the periods set forth in clause (d) above, the Company, at its option, may establish regular suspension periods corresponding to its fiscal quarters. If the Company establishes such suspensions, the Company shall give notice to the trustee under the Indenture of such regular suspensions, to be forwarded to the Holders, and shall request such trustee to give periodic notice of the suspension to the Holders.

                  A Holder will not be entitled to Additional Interest:

                  (i) on account of a Registration Default described in clause
         (b) above if it has not provided all Requisite Information to the Company at least five business days prior to the effectiveness of the Registration Statement;

                  (ii) on account of a Registration Default described in clauses
         (c) and (d) above with respect to any of its Registrable Securities that are not registered on the Registration Statement during the period of a Registration Default, provided, that from the sixth business day following the Company's receipt of such Holder's Holder Information, such Holder shall be entitled to Additional Interest on account of such Registration Default; and

                  (iii) if such Holder purchased such Notes or Common Stock in transactions covered by the Registration Statement or previously sold in transactions exempt from the registration requirements of the Securities Act in accordance with Rule 144.

                  The Company shall not be deemed to have failed to use its best efforts, as required by Section 2.3(a), and there shall not be deemed to be a Registration Default, if the sole reason for the failure to have an effective Registration Statement or the related Prospectus is not useable is the inclusion therein of the Requisite Information of a Holder. If the Company determines that the Registration Statement must be revised in order to obtain or continue effectiveness, to have a stop order, injunction or other order lifted or to have the Prospectus useable, the Company shall promptly give notice to the subject Holder and, if the Company and the Holder are not able to agree to the necessary amendment to the Registration Statement or amendment or supplement to the related Prospectus within five business days of the notice to the Holder, the Company may make any revision it deems necessary to obtain effectiveness, to have the order lifted or to make the Prospectus useable, including, without limitation, removing the Holder's Registrable Securities from the Registration Statement.

                  The Company shall notify the Trustee within three business days after each and every date on which a Registration Default occurs (an "EVENT DATE"). Additional Interest shall be paid by the Company to the Holders by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture.

         2.5. SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under this
Section 2 may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under this Section 2.

3.       REGISTRATION PROCEDURES.

         In connection with the obligations of the Company with respect to the Shelf Registration and the Registration Statement pursuant to Section 2 hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement within the period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof (provided that such Holder completes and delivers its Holder Information to the Company at least five business days prior to the effectiveness of the Registration Statement) , and
         (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all securities covered by a Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                  (c) (i) notify each Holder of Registrable Securities that a Registration Statement with respect to the Registrable Securities has been filed, further notify each Holder of Registrable Securities, at least fifteen business days prior to effectiveness, that such Registration Statement will become effective and request that such Holder complete and deliver the Holder Information to the Company at least five business days prior to effectiveness and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders that deliver Holder Information in time to be included in the Registration Statement; (ii) subject to the Holder's requirements to pay all Holder Expenses, furnish to each Holder of Registrable Securities, to counsel for the Holders, to counsel for the Initial Purchasers and to each underwriter of the Underwritten Offering of Registrable Securities, if any, without charge subject to the Holder's requirements to pay all Holder Expenses, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and
         (iii) the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto;

                  (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions in the United States as any Holder of Registrable Securities covered by the Registration Statement and each underwriter of the Underwritten Offering of Registrable Securities shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with the NASD, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such U.S. jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or
         (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

                  (e) notify each Holder of Registrable Securities and counsel for such Holder (if known to the Company) promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
         (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information with respect to the Registration Statement after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of the Registration Statement and the closing of any sale of Registrable Securities covered thereby, PROVIDED, the Company knows when the sale is to occur, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the happening of any event as a result of which the Prospectus, as then in effect, makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Registration Statement or Prospectus or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading in light of the circumstances then existing, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                  (f) in the event of an underwritten offering, furnish counsel for any underwriters of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information received during the occurrence of the underwritten offering;

                  (g) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each selling Holder of the withdrawal of any such order;

                  (h) furnish to each selling Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested);

                  (i) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least three business days prior to the closing of any sale of Registrable Securities;

                  (j) upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, as promptly as practicable after the occurrence of such an event, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

                  (k) obtain CUSIP numbers for all Registrable Securities not later than the effective date of the Registration Statement, and provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with the Depositary;

                  (l) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Registrable Securities, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (m) in connection with not more than one Underwritten Offering during the period of effectiveness of the Registration Statement (the "Underwritten Offering") enter into an underwriting agreement and agreements ancillary thereto and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection;

                           (i) make such representations and warranties to the
                  Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar Underwritten Offerings as may be reasonably requested by such Holders and underwriters;

                           (ii) in connection with the Underwritten Offering,
                  seek to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder (where reasonably possible) and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or Underwritten Offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                           (iii) in connection with the Underwritten Offering,
                  seek to obtain "comfort letters" and updates thereof with respect to such Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by referenced therein from the Company's independent certified public accountants and (where reasonably possible) from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Registration Statement or Prospectus, each addressed to the underwriters, if any, and (where reasonably possible) to have such letter addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort letters" to underwriters in connection with similar Underwritten Offerings;

                           (iv) if an underwriting agreement is entered into in
                  the case of the Underwritten Offering, cause the same to set forth indemnification and contribution provisions and procedures substantially equivalent to the indemnification and contribution provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 4 hereof or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                           (v) deliver such other documents and certificates as
                  may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any.

         The above shall be done at (i) the effectiveness of any required post-effective amendment to the Registration Statement and (ii) the closing under the underwriting agreement as and to the extent required thereunder;

                  (n) to the extent required to enable the Holders and the underwriters to comply with their due diligence obligations, make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with the Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers, PROVIDED, that such persons (other than the Initial Purchasers) enter into appropriate confidentiality agreements with the Company;

                  (o) a reasonable time prior to filing any amendment to the Registration Statement or amendment or supplement to such Prospectus in connection with an Underwritten Offering, provide copies of such document upon request to the underwriter or underwriters of the Underwritten Offering of Registrable Securities, if any, and to counsel for any such underwriters, and make such changes in any such document prior to the filing thereof as the underwriter or underwriters or any of their respective counsel may reasonably request, provided that the Company shall have no obligation to make any change in the description of its business or its financial statements or other information contained in its Exchange Act filings; cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by any underwriter; and shall not at any time make any filing of any such document of which such underwriter shall not have previously been advised and furnished a copy or to which the underwriter shall reasonably object within a reasonable time period;

                  (p) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve
         (12) months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

                  (q) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         The Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing, including the completion and delivery of the Requisite Information at least five days prior to the effectiveness of the Registration Statement.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Sections 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof or (ii) written notice from the Company that the Shelf Registration is once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall prevent that accrual of Additional Interest on any Securities.

         In the event that the Company fails to file any Registration Statement and maintain the effectiveness of any such Registration Statement as provided herein, the Company shall not file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of the Company other than Registrable Securities.

         If any of the Registrable Securities covered by any Registration Statement are to be sold in the Underwritten Offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         The Holders of Registrable Securities that participate in the Underwritten Offering shall be required to pay on a ratable basis all Registration Expenses associated with or arising as a result of the Underwritten Offering, including, without limitation, any Registration Expenses incurred in connection with any amendment to the Registration Statement or amendment or supplement to the related Prospectus requested or required by the underwriter.

4.       INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder, each Person who participates as an underwriter (each, an "UNDERWRITER") and each Person, if any, who controls any Initial Purchaser, Holder or Underwriter within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, any Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) The Company, the Holders and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 4, no Initial Purchaser, Holder or Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it pursuant to a Registration Statement were offered exceeds the amount of any damages that such Initial Purchaser, Holder or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser, Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, Holder or Underwriter, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Initial Purchasers, Holders, and Underwriters to contribute pursuant to this Section 4 are several in proportion to the principal amount of Securities sold by them pursuant to a Registration Statement and not joint.

         The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, Holder or Underwriter or any Person controlling any Initial Purchaser, Holder or Underwriter, or by or on behalf of the Company, its officers, or directors or any Person controlling the Company, and (iii) any sale of Registrable Securities pursuant to a Registration Statement.

5.       MISCELLANEOUS.

         5.1. RULE 144 AND RULE 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (a) make publicly available such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder or beneficial owner of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         5.2. NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the holders of any of the Company's other issued and outstanding securities under any other agreements entered into by the Company or any of its subsidiaries.

         5.3. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

         5.4. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telecopier or any courier guaranteeing overnight delivery (a) if to a Holder (other than the Initial Purchasers), at the address set forth in the Required Information or the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 5.4, (b) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to such Initial Purchaser, (c) if to the Company, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4, and (d) if to any Underwriter, at the most current address given by such Underwriter to the Company by means of a notice given in accordance with the provisions of this
Section 5.4, which address initially is the address set forth in the applicable underwriting agreement.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         5.5. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

         5.6. THIRD PARTY BENEFICIARIES. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Securities) shall be third party beneficiaries of the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

         5.7. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         5.8. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS THEREOF.

         5.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      VEECO INSTRUMENTS INC.


                                      By: /s/ John F. Rein, Jr.
                                         ---------------------------------------
                                         Name: John F. Rein, Jr.
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Secretary

Confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

SALOMON SMITH BARNEY INC.
THOMAS WEISEL PARTNERS LLC


BY:      MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED

By: /s/ Rex Sherry
   -----------------------------------------------------------
   Name:  Rex Sherry
   Title: Managing Director